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                                  EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-71568) of our report dated June 29, 2005 relating to the financial statements and schedule of the Arrow International, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2004.


                                               /s/ BEARD MILLER COMPANY LLP


Reading, Pennsylvania
June 29, 2005






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